UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
SCHEDULE 14A
(Rule 14a 101)
_________________
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULED 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
SenesTech, Inc.
(Name of Registrant as Specified in its Charter)
_______________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check in the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11.

EXPLANATORY NOTE

We are providing an updated voting card and Notice of Internet Availability of Proxy Materials to reflect updates to the proxy materials. Except as described in these supplemental materials, the proxy statement remains unchanged.

SCAN TO
VIEW MATERIALS & VOTE

SENESTECH, INC.
C/O TRANSFER ONLINE, INC.
512 SE SALMON STREET
PORTLAND, OR 97214

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/08/2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/08/2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

1. To elect the nominees listed below as Class I directors, each to serve for a three-year term until 2029;

Nominees	For	Withhold
1A Jake S. Leach	☐	☐
1B Joshua M. Moss	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

	For	Against	Abstain
2 To provide a non-binding advisory vote to approve the compensation of our named executive officers for the fiscal year ended 2025 ("say-on-pay").	☐	☐	☐
3 To approve an amendment to the 2018 Equity Incentive Plan ("2018 Plan") to increase the number of shares of common stock available for issuance under the 2018 Plan by 1,200,000 (the 2018 Plan, as amended, the "2018 Amended Plan").	☐	☐	☐
4 To ratify the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2026.	☐	☐	☐

NOTE: To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000710247_1 R2.09.05.010

This communication presents only an overview of the more complete proxy materials that are available on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com

SENESTECH, INC.
Annual Meeting of Stockholders
Monday, June 9, 2026 12:00 P.M. MST
This proxy is solicited by the board of directors

This proxy will be voted at the annual meeting of stockholders of SenesTech, Inc. (the "Company") by Joel L. Fruendt and Thomas C. Chesterman (the "Proxy Holders"), as directed. By signing on the reverse side of this ballot, you hereby grant to the Proxy Holders your revocable proxy to vote all of your shares of Company common stock as directed. If no direction is indicated, it will be voted "FOR" the election of the nominee directors; "FOR" the say-on-pay proposal; "FOR" the 2018 Amended Plan proposal; "FOR" the ratification of the appointment of M&K CPAS, PLLC as the independent registered public accounting firm of the Company; and as to such other business as may properly come before the meeting (including any adjournment or postponement therof) as the Proxy Holders deem advisable.

0000710247_2 R2.09.05.010

Continued and to be signed on reverse side

Your **Vote** Counts!

SENESTECH, INC.

2026 Annual Meeting

Vote by June 08, 2026

11:59 PM ET

You invested in SENESTECH, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 09, 2026.**

Get informed before you vote

View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users
Point your camera here and vote without entering a control number

Vote by Mail
Submit with your prepaid envelope

Vote by Phone
800-690-6903

Vote in Person at the Meeting*
June 09, 2026
12:00 PM MDT
13430 North Dysart Road
Suite 105
Surprise, AZ 85379

*If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Check this box if you plan to attend the meeting and vote your shares.To ensure entry, you should review the meeting attendance requirements in the proxy statement. ☐

SENESTECH, INC.
2026 Annual Meeting
Vote by June 08, 2026
11:59 PM ET

	Voting Items	Board Recommends	Voting Options		
1.	To elect the nominees listed below as Class I directors, each to serve for a three-year term until 2029; **Nominees:**		For	Withhold	
1A	Jake S. Leach	For	☐	☐	
1B	Joshua M. Moss	For	☐	☐	
			For	Against	Abstain
2	To provide a non-binding advisory vote to approve the compensation of our named executive officers for the fiscal year ended 2025 ("say-on-pay").	For	☐	☐	☐
3	To approve an amendment to the 2018 Equity Incentive Plan ("2018 Plan") to increase the number of shares of common stock available for issuance under the 2018 Plan by 1,200,000 (the 2018 Plan, as amended, the "2018 Amended Plan").	For	☐	☐	☐
4	To ratify the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2026.	For	☐	☐	☐

NOTE: To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Signature Date